UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2022

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition
On August 9, 2022, Avaya Holdings Corp. (the "Company") issued a press release announcing selected additional preliminary financial results for the third quarter of fiscal 2022 ended June 30, 2022. The full text of the press release is furnished as Exhibit 99.1 and is available on the Company’s investor relations website at https://investors.avaya.com.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.06. Material Impairments
Given (i) a sustained decrease in the market value of the Company's debt and common stock and (ii) a significant decline in revenues during the third quarter, which represented substantially lower revenues than the Company’s expectations, the Company performed certain impairment tests in connection with its review of the financial statements for the third quarter of fiscal 2022 ended June 30, 2022. On August 8, 2022, the Company concluded that its interim impairment tests as of June 30, 2022 indicated that the carrying amount of the Company’s indefinite-lived intangible asset, the Avaya Trade Name, and its Services reporting unit exceeded their respective estimated fair values, which was caused primarily by a slowdown in the pace and trajectory of customer migration to the Company’s subscription hybrid offering, and an increase in the discount rate to reflect increased risk from higher market uncertainty. As a result, the Company expects to record impairment charges between $1,272 million to $1,804 million related to the Company’s indefinite-lived intangible asset and goodwill during the three and nine months ended June 30, 2022. The Company does not expect the impairment to result in any future cash charges.

These amounts of the non-cash impairments reflect the Company’s best estimate of the impairment charges at this time. The Company continues to evaluate the amount of the impairments and, until the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Q3 Form 10-Q”), can make no assurances these estimates will not change.

The preliminary unaudited estimates of impairment charges disclosed herein were identified during the Company’s impairment testing in connection with the preparation of the Company’s Q3 Form 10-Q. As the Company requires additional time to complete its review of its financial statements and finalize its disclosures in the Q3 Form 10-Q, the Company will be unable to file the Q3 Form 10-Q on or prior to the required filing date and has filed a Form 12b-25 Notification of Late Filing.

Item 7.01. Regulation FD Disclosure
On August 9, 2022, the Company posted supplementary slides regarding the Company’s selected additional preliminary financial results for the third quarter of fiscal 2022 ended June 30, 2022 on the Company’s investor relations website at https://investors.avaya.com. The supplementary slides are furnished as Exhibit 99.2.

This information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Preliminary Financial Information
All financial results for the third quarter ended June 30, 2022 and related comparisons to prior periods included in in this Current Report on Form 8-K are preliminary, have not been reviewed or audited, are based upon the Company’s estimates, and were prepared prior to the completion of the Company's financial statement close process. These selected preliminary financial results should not be viewed as a substitute for the Company’s full third quarter results and do not present all information necessary for an understanding of the Company’s financial performance as of June 30, 2022, and should not be considered final until the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. During the course of the preparation of the Company’s financial statements as of and for the three and nine months ended June 30, 2022, the Company may identify items that could cause its final reported results to be materially different from the preliminary financial information set forth in this report. Accordingly, undue reliance should not be placed on this preliminary data.

Cautionary Note Regarding Forward-Looking Statements
This report contains certain "forward-looking statements." All statements other than statements of historical fact are "forward-looking" statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," "our vision," "plan," "potential," "preliminary," "predict," "should," "will," or "would" or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements, including the Company’s outlook, do not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: the finalization of the Company’s third quarter financial statements; the findings of the Audit Committee’s investigations; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for a material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the Company’s ability to continue as a going concern; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the termination or modification of current contracts which could impair attainment of our OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic ("COVID-19"); the impact of the Russia/Ukraine conflict on the global economy and our business, including impacts from related sanctions and export controls imposed by the U.S., UK and the EU on certain industries and Russian parties as a result of the conflict, as well as responses by the governments of Russia or other jurisdictions; and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC"). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
99.1	Press Release, dated August 9, 2022, entitled "Avaya Reports Selected Additional Preliminary Third Quarter Fiscal 2022 Financial Results and Provides Business Updates"
99.2	Supplementary Slides: Avaya Investor Presentation 3Q FY22 – August 9, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: August 9, 2022	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer